Owens & Minor Outlines Long-Term Strategy to Drive Sustainable Growth
at 2021 Investor Day

•Provides long-term targets in excess of $12 billion of revenue, more than $650 million of adjusted EBITDA and over $6.00 of adjusted earnings per share by 2026
•Provides guidance for 2022 adjusted EBITDA of $400-$450 million and adjusted earnings per share of $3.00 - $3.50

RICHMOND, VA – May 26, 2021 – Owens & Minor, Inc. (NYSE-OMI), a global healthcare solutions provider, announced that at a virtual meeting with the investment community to be held later today, members of its leadership team will discuss the Company’s future growth strategy and key long-term financial targets.

“I’m proud of the exceptional performance that the team has delivered since I joined. Our performance has allowed us to provide 2022 guidance that is about 6 times higher than 2019 adjusted earnings, and puts us in a much stronger position than we were pre-pandemic. Our disciplined approach to investing has driven fundamental change and we believe this has positioned Owens & Minor for long-term success, allowing us to target adjusted earnings per share in excess of $6.00 in 2026, doubling our earnings guidance from 2022,” said Edward A. Pesicka, President & Chief Executive Officer of Owens & Minor.

“Our laser-focused execution firmly repositions us and provides numerous levers to drive future growth and value, with investments that are already underway,” added Pesicka.

At the meeting, members of the Company's leadership team will provide their perspective on future business trends and highlight the strategic priorities that will drive long-term growth, including:

•Leverage the Foundation: Harnessing the multi-year rebuild of core business discipline, culture and processes;
•Utilize Financial Strength: Continuing the momentum of deleveraging and utilizing balance sheet strength to drive growth;
•Ignite Sustainable Growth: Driving long-term consistent expansion of the business through a multi-prong strategy; and,
•Drive Long-Term Stakeholder Value: Guiding the sustainability program and balancing the needs of all stakeholders.

The Owens & Minor leadership team will provide long-range financial targets that align with the Company's strategic initiatives, capital deployment approach, and commitment to driving shareholder value that will support the aforementioned financial targets.

Although the Company does provide guidance for adjusted net income per share and adjusted EBITDA (which are non-GAAP financial measures), it is not able to forecast the most directly comparable measures calculated and presented in accordance with GAAP without unreasonable effort. Certain elements of the composition of the GAAP amounts are not predictable, making it impracticable for the Company to forecast. Such elements include, but are not limited to, restructuring and acquisition charges. As a result, no GAAP guidance or reconciliation of the Company’s adjusted net income per share guidance or adjusted EBITDA guidance is provided. For the same reasons, the Company is unable to assess the probable significance of the unavailable information, which could have a potentially significant impact on its future GAAP financial results. The outlook in this press release is based on certain assumptions that are subject to the risk factors discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”).

Webcast Information
The Company will host its Investor Day from 10:00 a.m. EDT to 1:00 p.m. EDT today, May 26, via live webcast. Investors and analysts will have the opportunity to participate in the live Q&A session with the leadership team. Participants are advised to register in advance to access the live webcast at https://owens-minor-investorday.com/.

A replay of the webcast will remain available on the Investor Relations section of the Company’s website following the event. For questions, please contact Investor.Relations@owens-minor.com.

Safe Harbor
This presentation is intended to be disclosure through methods reasonably designed to provide broad, non-exclusionary distribution to the public in compliance with the SEC's Fair Disclosure Regulation. This presentation contains certain ''forward-looking'' statements made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, our expectations with respect to our 2022 and 2026 financial performance and related assumptions, the Company’s business, the impact of COVID-19 on the Company’s results and operations, and the Company’s financial targets. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected, targeted or contemplated in the forward-looking statements. Investors should refer to Owens & Minor’s Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC, including the sections captioned “Cautionary Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” and subsequent quarterly reports on Form 10-Q and current reports on Form 8-K filed with or furnished to the SEC, for a discussion of certain known risk factors that could cause the Company’s actual results to differ materially from those projected, targeted or contemplated in the forward-looking statements. These filings are available at www.owens-minor.com. Given these risks and uncertainties, Owens & Minor can give no assurance that any forward-looking statements will, in fact, transpire and, therefore, cautions investors not to place undue reliance on them. Owens & Minor specifically disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.
Certain financial measures included herein are not made in accordance with U.S. GAAP and use of such terms varies from others in the same industry. Non-GAAP financial measures should not be considered as alternatives to measures derived in accordance with U.S. GAAP. Non-GAAP financial measures have important limitations as analytical tools and you should not consider them in isolation or as substitutes for results as reported under U.S. GAAP. This presentation includes a reconciliation of certain non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with U.S. GAAP. Projected or targeted GAAP financial measures and reconciliations of projected or targeted non-GAAP financial measures are not provided herein because such GAAP financial measures are not available on a forward-looking basis and such reconciliations could not be derived without unreasonable effort.

Owens & Minor uses its web site, www.owens-minor.com, as a channel of distribution for material Company information, including news releases, investor presentations and financial information. This information is routinely posted and accessible under the Investor Relations section.

About Owens & Minor
Owens & Minor, Inc. (NYSE: OMI) is a global healthcare solutions company that incorporates product manufacturing, distribution support and innovative technology services to deliver significant and sustained value across the breadth of the industry – from acute care to patients in their home. Aligned to its Mission of Empowering Our Customers to Advance HealthcareTM, more than 15,000 global teammates serve over 4,000 healthcare industry customers. A vertically-integrated, predominantly Americas-based footprint enables Owens & Minor to reliably supply its self-manufactured surgical and PPE products. This seamless value chain integrates with a portfolio of products representing 1,200 branded suppliers. Operating continuously since 1882 from its headquarters in Richmond, Virginia, Owens & Minor has grown into a FORTUNE 500 company with operations located across North America, Asia, Europe and Latin America. For more information about Owens & Minor, visit owens-minor.com, follow @Owens_Minor on Twitter and connect on LinkedIn at www.linkedin.com/company/owens-&-minor.

Contact
Chandrika Nigam, Director, Investor Relations, Investor.Relations@owens-minor.com, 804-723-7556

SOURCE: Owens & Minor
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